UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022 (January 10, 2022)

REVELATION BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122

(Address of Principal Executive Offices) (Zip Code)

(650) 800-3717

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	REVBU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 10, 2022 (the “Closing Date”), Petra Acquisition, Inc., a Delaware corporation and our predecessor company (“Petra”), consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the agreement and plan of merger, dated as of August 29, 2021 (the “Business Combination Agreement”), by and among Petra, Petra Acquisition Merger, Inc., a Delaware corporation and wholly-owned subsidiary of Petra (“Merger Sub”), and Revelation Biosciences, Inc. (“Old Revelation”). Pursuant to the Business Combination Agreement, on the Closing Date, (i) Merger Sub merged with and into Old Revelation (the “Merger”), with Old Revelation as the surviving company in the Merger, and, after giving effect to such Merger, Old Revelation was renamed Revelation Biosciences Sub, Inc. and became a wholly-owned subsidiary of Petra and (ii) Petra changed its name to “Revelation Biosciences, Inc.” (“New Revelation” or the “Company” f/k/a Petra Acquisition, Inc.).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock and preferred stock of Old Revelation outstanding as of immediately prior to the Effective Time was exchanged for shares of common stock, par value $0.001 per share, of New Revelation (“Common Stock”) based on the agreed upon conversion rate of 2.725 (the “Common Stock Exchange Ratio); (ii) each Old Revelation RSU Award (as defined in the Business Combination Agreement) outstanding as of immediately prior to the Effective Time was assumed by New Revelation and was converted into that number of whole New Revelation Rollover RSU Awards (as defined in the Business Combination Agreement) based on the Common Stock Exchange Ratio; and (iii) each Old Revelation Warrant (as defined in the Business Combination Agreement) outstanding as of immediately prior to the Effective Time was assumed by New Revelation and was converted into that number of whole New Revelation Rollover Warrants (as defined in the Business Combination Agreement) based on the Common Stock Exchange Ratio, at an exercise price per share of Common Stock equal to (x) the exercise price per share of Old Revelation common stock of such Old Revelation Warrant divided by (y) the Common Stock Exchange Ratio.

No fraction of a share of Common Stock was issued at the Closing, and each person who was otherwise entitled to a fraction of a share of Common Stock (after aggregating all fractional shares of Common Stock that otherwise would be received by such holder) received the number of shares of Common Stock rounded in the aggregate to the nearest whole share of Common Stock.

Unless the context otherwise requires, “New Revelation,” “we,” “us,” “our,” and the “Company” refer to Revelation Biosciences, Inc., a Delaware corporation. All references herein to the “Board” refer to the board of directors of the Company (the “Board”). All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Merger and the Business Combination (collectively, the “Transactions”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

As previously disclosed on a Current Report on Form 8-K filed on January 12, 2022, Petra held a special meeting of stockholders on January 6, 2022 (the “Special Meeting”) at which the stockholders of Petra considered and approved, among other matters, a proposal to adopt the Business Combination Agreement and the transactions contemplated therein. On the Closing Date, the parties to the Business Combination Agreement consummated the Transactions.

At the Closing, of the 10,500,000 shares of Common Stock constituting the Merger Consideration, (i) an aggregate of 9,871,343 shares of Common Stock were issued in exchange for the Old Revelation stock outstanding as of immediately prior to the Effective Time, (ii) 167,867 shares of Common Stock were reserved for issuance for Revelation Rollover Warrants outstanding as of immediately prior to the Effective Time and (iii) 460,706 shares of Common Stock were reserved for issuance for Revelation Rollover RSU’s outstanding as of immediately prior to the Effective Time.

Immediately after giving effect to the Business Combination, there were 12,944,213 shares of Common Stock outstanding, and 1,294,421 shares of Common Stock reserved for future issuance under the Equity Incentive Plan.

In connection with the Merger, holders of 3,480,362 shares of Petra common stock exercised their right to redeem such shares for cash at a price of approximately $10.20 per share for payments in the aggregate of approximately $35.5 million. On the Closing Date, approximately $7.6 million was escrowed pursuant to that certain Forward Share Purchase Agreement entered into by and between Petra and Meteora Special Opportunity Fund I, LP, a Delaware limited partnership, and Meteora Capital Partners, LP, a Delaware limited partnership (collectively, “Meteora”) and approximately $4.2 million was released to the Company.

The material terms and conditions of the Business Combination Agreement and its December 16, 2021 proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in Petra’s Registration Statement on Form S-4 (File No. 333-259638), originally filed with the Securities and Exchange Commission (“SEC”) on September 20, 2021, under the headings titled “Proposal No. 1 – The Business Combination Proposal” beginning on page 102 thereto, and that information is incorporated herein by reference. The foregoing description of the Forward Share Purchase Agreement does not purport to be complete and is qualified in its entirety by the text of the Forward Share Purchase Agreement, which was filed as Exhibit 10.2 to a Current Report on Form 8-K filed with the SEC on December 23, 2021.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, and was formed as a vehicle to effect a business combination with one or more operating businesses.

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as Petra was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Petra following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Transactions unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements about future financial and operating results of the Company; benefits of the Business Combination; statements about the plans, strategies and objectives of management for future operations of the Company; statements regarding future performance; and other statements regarding the Business Combination. In some cases, you can identify these forward-looking statements by the use of terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and the negative version of these words or other comparable words or phrases, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.

Forward-looking statements are based on information available at the date such statements were made. The forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. There can be no assurance that future developments affecting us will be those that we have anticipated. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 38 of the Proxy Statement/Prospectus and incorporated herein by reference.

Business

The business of Petra prior to the Business Combination is described in the Proxy Statement/Prospectus under the heading “Information About Petra” beginning on page 139 thereto and that information is incorporated herein by reference. The business of New Revelation after the Business Combination is described in the Proxy Statement/Prospectus beginning on page 155 under the heading “Information About Revelation” and that information is incorporated herein by reference.

Properties

Our principal executive offices are located at 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, which are leased on a short-term basis. We also lease 2,140 square feet of laboratory space at 11011 Torreyana Road, Suite 102, San Diego, CA 92121.

Risk Factors

The risks associated with New Revelation’s business are described in the Proxy Statement/Prospectus under the headings “Risk Factors” and “Risks Related to Ownership of New Revelation Following the Business Combination” beginning on pages 38 and 72, respectively, and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company. Reference is further made to the disclosures contained in the Proxy Statement/Prospectus under the headings “Index to Financial Statements,” “Petra Acquisition, Inc. Audited Financial Statements,” “Petra Acquisition, Inc. Unaudited Financial Statements,” “Revelation Biosciences, Inc. Audited Financial Statements,” “Revelation Biosciences, Inc. Unaudited Financial Statements,” “Selected Historical Financial Information of Revelation,” “Selected Historical Financial Information of Petra,” “Selected Unaudited Pro Forma Condensed Combined Financial Information,” “Comparative Historical and Unaudited Pro Forma Combined per Share Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Revelation,” and “Management’s Discussion and Analysis of Results of Financial Condition and Results of Operations of Petra” beginning on pages F-1, F-2, F-21, F-37, F-52, 31, 32, 93, 36, 207 and 151, respectively, each of which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Closing Date, after giving effect to the Closing of the Transactions, by:

●	each person known to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors; and

●	all of our executive officers and directors as a group following the consummation of the Transactions.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the vesting and issuance of RSU’s, within 60 days. Shares subject to RSU’s that are currently vested, vesting or issuable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, New Revelation believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of New Revelation is 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122.

The percentage of beneficial ownership of New Revelation is calculated based on 12,944,213 shares of Common Stock outstanding immediately after giving effect to the Transactions and do not take into account (i) the issuance of shares upon exercise of warrants to purchase 10,679,464 shares of Common Stock currently outstanding and (ii) the issuance of 460,706 shares of Common Stock for outstanding Rollover RSU’s.

	Common Stock
Name and Address of Beneficial Owner	Share Beneficially Owned	% of Outstanding Shares of Common Stock
Directors and Executive Officers(1):
James Rolke(2)	702,389	5.4%
George Tidmarsh, M.D., Ph.D(3)	1,921,375	14.8%
Jennifer Carver, BSN, MBA(4)	110,974	*
Jess Roper(5)	42,844	*
Curt LaBelle, MD(6)	21,422	*
Chester S. Zygmont, III(7)	689,488	5.3%
All Directors and Executive Officers as a group (Six individuals)	3,488,492	26.6%
Five Percent Holders:
AXA IM Prime Impact Fund(8)	1,958,984	15.1%
Petra Investment Holdings, LLC(9)	1,769,538	13.7%
LifeSci Venture Partners II, LP & Affiliates(10)	1,043,749	8.1%
Monashee Solitario Fund LP (11)	915,569	7.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122.
(2)	Consists of (i) 681,302 shares of Common Stock held directly by Mr. Rolke, (ii) 2,144 shares of Common Stock held by Mr. Rolke’s spouse, and (iii) 18,943 shares of Common Stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Rolke.
(3)	Consists of (i) 1,473,335 shares of Common Stock held by George Tidmarsh, Trustee George Francis Tidmarsh 2021 Irrevocable Trust, (ii) 405,196 shares of Common Stock held directly by Dr. Tidmarsh, and (iii) 42,844 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Dr. Tidmarsh.
(4)	Consists of (i) 68,130 shares of Common Stock held directly by Ms. Carver and (ii) 42,844 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Ms. Carver.
(5)	Consists of 42,844 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Roper.
(6)	Consists of 21,422 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Dr. LaBelle.
(7)	Consists of (i) 463,285 shares of Common Stock held by The Zygmont Family Trust Dated October 25, 2016, (ii) 218,017 shares of Common Stock held by Czeslaw Capital Fund, LLC, (iii) 2,144 shares held by Mr. Zygmont’s spouse, and (iv) 6,042 shares of Common stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Zygmont.
(8)	AXA IM Prime Impact Master Fund ISCA SICAV-RAIF is managed by AXA Investment Managers UK Limited located at 22 Bishopsgate, London EC2N 4BQ, United Kingdom. AXA IM PRIME IMPACT GP S.à r.l., 2-4, rue Eugène Ruppert, L-2453 Luxembourg, is the general partner of the fund. Messrs. Paul Guillaume, Mirko Dietz, Arnold Spruit are the directors of both entities and collectively make voting and investment decisions with respect to the shares owned.
(9)	Represents securities held by Petra Investment Holdings, LLC, our sponsor, of which Mr. Typaldos and Mr. Fitzpatrick are each a member, with Mr. Typaldos owning 80% and Mr. Fitzpatrick owning 20%.
(10)	Consists of 412,722 shares held by Andrew McDonald, 256,021 shares held by Paul Yook, 214,245 shares held by LifeSci Venture Partners II, LP, 136,260 shares held by Yehuda Rice.
(11)	Monashee Investment Management LLC is the investment advisor Monashee Solitario Fund LP. Jeff Muller may be deemed to have shared voting and investment power of the shares held by the Monashee Solitario Fund LP. The address for Monashee Investment Management LLC is 75 Park Plaza, 2nd Floor, Boston, MA 02116.

Directors and Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the size of the Board was set at five members. George F. Tidmarsh MD, PhD, James Rolke, Jennifer Carver, Jess Roper and Curt LaBelle MD, were appointed to serve as directors on the Board. Dr. LaBelle and Ms. Carver were appointed to serve as the Class A directors, with terms expiring at the Company’s 2022 annual meeting. Messrs. Rolke and Roper were appointed to serve as the Class B directors, with terms expiring at the Company’s 2023 annual meeting, and Dr. Tidmarsh was appointed to serve as the Class C director, with a term expiring at the Company’s 2024 annual meeting.

New Revelation’s directors and officers after the consummation of the Transactions are described in the Proxy Statement/Prospectus under the heading “Management of New Revelation Biosciences After the Business Combination” beginning on page 203 and is incorporated herein by reference.

Committees of the Board of Directors

Effective as of the Effective Time, the Board appointed Mr. Roper, Dr. Tidmarsh and Ms. Carver to serve as members of the Audit Committee, with Mr. Roper to serve as the Chairman of the Audit Committee. Effective as of the Effective Time, the Board appointed Drs. Tidmarsh and LaBelle and Mr. Roper to serve as members of the Compensation Committee, with Dr. LaBelle to serve as the Chairman of the Compensation Committee. Effective as of the Effective Time, the Board appointed Ms. Carver, and Drs. Tidmarsh and LaBelle to serve as members of the Nominating and Governance Committee, with Ms. Carver to serve as the Chairman of the Nominating and Governance Committee.

Executive Compensation

Information about the executive compensation of New Revelation’s executive officers is contained in the Proxy Statement/Prospectus beginning on page 200 under the heading “Executive Officer and Director Compensation of Revelation” is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus beginning on page 243 under the heading “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Director Independence

The Board has determined that each of the directors of the Company other than Mr. Rolke, qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Legal Proceedings

None.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Petra’s units, common stock and public warrants were historically listed on the Nasdaq Capital Market under the symbols “PAICU,” “PAIC,” and “PAICW,” respectively. On January 11, 2022, the Company’s Units, Common Stock and Warrants began trading on the Nasdaq Capital Market under the new trading symbols REVBU, REVB and REVBW, respectively.

As of the Closing Date and following the Closing of the Transactions, the Company had 21,136 units issued and outstanding held of record by one holder, 12,923,077 shares of Common Stock issued and outstanding held of record by 154 holders, and 10,490,461 warrants outstanding held of record by two holders.

Dividends

The Company has not paid any cash dividends on shares of Petra common stock to date. The Company does not anticipate paying any cash dividends in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Description of Registrant’s Securities to be Registered

The disclosure contained in the Proxy Statement/Prospectus beginning on page 221 under the heading “Description of New Revelation’s Securities After the Business Combination” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 3.02 Unregistered Sales of Equity Securities.

Not applicable.

Item 5.01 Change in Control of Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Closing of the Transactions, including the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of Petra has occurred, and the stockholders of Petra as of immediately prior to the Closing held 23.7% of our Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Closing, each of Andreas Typaldos, David Dobkin, Anthony Hayes, Robert Nicholson, Barry Dennis and William Carson ceased serving as a director of Petra and Andreas Typaldos and Sean Fitzpatrick ceased serving as executive officers of Petra.

The information contained in the Proxy Statement/Prospectus beginning on page 203 under the heading “Management of New Revelation After the Business Combination,” including the biographical information concerning such executive officers and directors, and the information contained under the heading “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

New Revelation 2021 Equity Incentive Plan

At the Special Meeting, the Petra stockholders considered and approved the Revelation Biosciences, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). A summary of the Equity Incentive Plan is contained in the Proxy Statement/Prospectus beginning on page 130 under the heading “Proposal No. 6 – The Equity Incentive Plan Proposal.” That summary of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, Petra’s stockholders voted and approved, among other things, the Charter Amendment Proposal, which is described in greater detail in the Proxy Statement/Prospectus in the section titled “Proposal No. 3 – The Charter Amendment Proposal” beginning on page 125 and “Proposal 4- The Advisory Charter Proposals” beginning on page 126. In connection with the consummation of the Transactions, Petra changed its name to “Revelation Biosciences, Inc.” and adopted the third amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on January 10, 2022.

The description of the Restated Charter and the general effect of the Restated Charter upon the rights of the holders of Common Stock is included in the Proxy Statement/Prospectus in the sections titled “Proposal No. 3 – The Charter Amendment Proposal” beginning on page 125, “Proposal 4- The Advisory Charter Proposals” beginning on page 126, “Description of New Revelation’s Securities After the Business Combination” beginning on page 221, and “Comparison of Corporate Governance and Stockholder Rights,” beginning on page 231, which are incorporated herein by reference.

Upon the Closing of the Transactions, New Revelation adopted amended and restated bylaws (the “Restated Bylaws”) to be consistent with the Restated Charter and to make certain other changes that the Board deemed appropriate for a public operating company.

The summaries described herein are qualified in their entirety by reference to the text of the Restated Charter and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.06 Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 102, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited financial statements of Old Revelation as of December 31, 2020, the related statement of operations, changes in stockholders’ equity, and cash flows, for the period from May 4, 2020 (inception) to December 31, 2020 are included in the Proxy Statement/Prospectus beginning on page F-37 and are incorporated herein by reference.

The unaudited condensed financial statements of Old Revelation as of September 30, 2021 and for the nine months ended September 30, 2021 for the period from May 4, 2020 (inception) to September 30, 2020 are included in the Proxy Statement/Prospectus beginning on page F-52 and are incorporated herein by reference.

The audited condensed consolidated financial statements of Petra as of December 31, 2020 and 2019, and the related statements of operations, stockholders’ deficit, and cash flows, for the year ended December 31, 2020 and the period from November 20, 2019 (inception) to December 31, 2019 are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Petra as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-21 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed consolidated balance sheet of the Company as of September 30, 2021 and the unaudited pro forma combined condensed consolidated statement of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(c) None.

(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger (incorporated by reference to Exhibit 2.1 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
3.1	Third Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.4 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
4.2	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.4 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
4.3	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
10.1	Revelation Biosciences, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.8 to Petra Acquisition, Inc.’s Registration Statement on Form S-4 (File No. 333-259638 ) filed with the SEC on December 13, 2021)
21.1*	List of Subsidiaries.
99.1*	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the Securities and Exchange Commission.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2022

REVELATION BIOSCIENCES, INC.

By:	/s/ Chester S. Zygmont, III
Name:	Chester S. Zygmont, III
Title:	Chief Financial Officer